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                                    VARITRAK

       Flexible Premium Adjustable Benefit Variable Life Insurance Policy
                                   issued by
                        National Life Insurance Company

         Supplement dated April 1, 1999 to Prospectus dated May 1, 1998

RIDER FOR DISABILITY BENEFIT - PAYMENT OF MISSION COSTS

An additional optional benefit, the Rider for Disability - Payment of Mission Costs, which is subject to the restrictions and limitations set forth in the applicable Policy Rider, may be included in a Policy at the option of the Owner. (Election of this benefit involves additional cost.) The Rider will be offered only through registered representatives who are agents of Beneficial Life Insurance Company.

Rider for Disability - Payment of Mission Costs. The Rider provides a monthly benefit equal to the expenses of any dependent children (under age
30) participating in voluntary missionary service, up to a maximum of $375 per month per child, while the insured is totally disabled. The maximum benefit duration is 24 months for each child. The maximum benefit will be adjusted for inflation at an annual rate of 3%.

Benefits will be paid when the insured has been continuously disabled for a period of six months due to disabilities occurring prior to age 65. After six months of continuous disability, benefit payments are retroactive to the beginning of the period. Coverage ceases at age 65. For insureds disabled prior to age 65, benefit eligibility continues until disability ends.

The monthly cost of this Rider is level, and varies by the age at issue and the sex of the insured (except for Policies issued in states which require "unisex" policies, where the cost of this Rider will not vary by sex). The cost of the Rider does not vary by the number of dependent children. Depending on the age and sex of the insured, the monthly cost of the Rider will range from $1.65 to $4.25. The monthly cost of this Rider will be added to the Monthly Deduction on the Policy.

NATIONAL LIFE INSURANCE COMPANY

         On January 1, 1999 National Life Insurance Company ("National Life") converted from a mutual life insurance company to a stock life insurance company, all of the outstanding stock of which is indirectly owned by a newly formed mutual insurance holding company, National Life Holding Company. All policyholders of National Life, including Owners of the Policies, have become voting members of National Life Holding Company. The contractual rights of Owners of the Policies have not changed.

AVAILABILITY OF NEW PORTFOLIOS

         On July 31, 1998, eleven Subaccounts investing in the eleven Portfolios of American Century Variable Portfolios, Inc., Goldman Sachs Variable Insurance Trust, J. P. Morgan Series Trust II, Neuberger & Berman Advisers Management Trust, Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund II, Inc.,described on pages 16-19 of the Prospectus, became available for allocation of Accumulated Value under the Policies.

MINIMUM INITIAL PREMIUM

         The Minimum Initial Premium for the Policies is now one Minimum Monthly Premium, rather than two Minimum Monthly Premiums as stated in the Prospectus.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

         The second sentence of the first paragraph under "Goldman Sachs Variable Insurance Trust" on page 17 of the prospectus is amended to read as follows: Goldman Sachs Variable Insurance Trust is a "series" type mutual fund registered with the SEC as an open-end management investment company issuing a number of series or classes, each of which represents an interest in a Fund of Goldman Sachs Variable Insurance Trust. Each Fund, except the Global Income Fund, is a diversified investment company. In addition, the investment objective of the Midcap Equity Fund of the Trust is amended to read as follows:
Seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion).

         It should also be noted that the expense ratios presented on page 8 of the Prospectus for the four series of the Goldman Sachs Variable Insurance Trust are estimates, since the Trust began operations on January 1, 1998. In the absence of expense reimbursement programs, pursuant to which Goldman Sachs Asset Management and Goldman Sachs Asset Management International have respectively agreed to reduce or limit certain Fund expenses (excluding management fees, taxes, interest and brokerage fees, and litigation, indemnification and extraordinary expenses), it is estimated that the "Other Expenses" and "Total Other Expenses" for the International Equity Fund, the Global Income Fund, the CORE Small Cap Equity Fund and the Mid Cap Equity Fund would have been 1.22% and 2.22%, 1.72% and 2.62%, 1.03% and 1.78%, and .53% and
1.33%, respectively.

ACCELERATED BENEFITS RIDER

         National Life has made available an Accelerated Benefits Rider under the Policy. This Rider pays a reduced benefit prior to the death of the Insured, in certain circumstances where a terminal or chronic illness creates a need for access to the death benefit. This Rider is not available in all states, and its terms may vary by state. There is no cost for this Rider. It can be included in a Policy at issue, or can be added after issue, for Insureds ages 0-85. The maximum amount payable under the Rider is $500,000. An Insured who has a chronic illness, as defined in the Rider, at the time the Rider is issued, may not receive benefits under the Rider for five years after its issue.